PUTNAM INTERNATIONAL NEW OPPORTUNITIES FUND
   One Post Office Square, Boston, MA  02109
Class A        shares
INVESTMENT STRATEGY:  GROWTH
   PROSPECTUS - April 1, 1996

This prospectus explains concisely what you should know before
investing in    class A shares of     Putnam International New
Opportunities Fund (the "fund"), a portfolio of Putnam Investment
Funds (the "Trust")   , which are offered without a sales charge
through eligible employer-sponsored defined contribution plans
("defined contribution plans")    .  Please read it carefully and
keep it for future reference. You can find more detailed information in the January 1, 1996 statement of additional information (the "SAI"), as amended from time to time. For a
free copy of the SAI or    for     other information,
   including a prospectus regarding class A shares for other
investors,     call Putnam Investor Services at 1-800-   752-
9894    .  The SAI has been filed with the Securities and
Exchange Commission and is incorporated into this prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



         PUTNAMINVESTMENTS

         Putnam Defined
      Contribution Plans

ABOUT THE FUND

Expenses
summary   ..........................................2
Financial
highlights   ......................................3
Objective   .................................................4</R
>


How the fund pursues its objective
       .   .......................4
  Risk factors.    ...
 .......................................4
How performance is
shown   ..................................11
How the fund is managed
       .   ..................................11
Organization and history
       .   .................................12

ABOUT YOUR INVESTMENT



How to buy
shares   .........................................14
Distribution
   plan.........................................15
How to sell shares
       .   .......................................16
How to exchange
shares   ....................................16
How the fund values its shares
       .   ...........................17
How the fund makes distributions to shareholders;
      tax
information   .........................................17


ABOUT PUTNAM INVESTMENTS,
INC.   ............................18

About the fund

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing
   in  the fund    .  The following table summarizes
estimated expenses for the current fiscal year    attributable to
class A    .  The    example     show the cumulative expenses
attributable to a hypothetical $1,000 investment    in class A
shares of the fund     over specified periods.

Annual fund operating expenses
(as a percentage of average net assets)

Management    fees                         1.20%
12b-1    fees                              0.25%
Other    expenses                          0.48%
Total fund     operating         expenses
1.93%

        The table is provided to help you understand the expenses of investing in the fund and your share of the operating expenses that the fund expects to incur during its current fiscal year.
The    expenses shown in the table do not     reflect         the
   application of credits related to brokerage service and expense offset arrangements that reduce certain fund
expenses   .


   Example

Your investment of $1,000 would incur the following expenses,
assuming 5% annual return and        redemption at the end of
each period:

1 year          3 years
   $30          $61

The    example does     not represent past or future expense
levels   , and actual     expenses may be greater or less than
those shown.  Federal regulations require the    example     to
assume a 5% annual return, but actual annual return varies.
   The example does not reflect any charges or expenses related to your employer's plan.

FINANCIAL HIGHLIGHTS

The following table presents per share financial information for
class A        shares.  This information has    been derived from
the fund's financial statements, which have     been audited and
reported on by the fund's independent accountants. The "Report of independent accountants" and financial statements included in the fund's annual report to shareholders for the 1995 fiscal period are incorporated by reference into this prospectus. The fund's annual report, which contains additional unaudited performance information, is available without charge upon request.

Financial highlights
(For a share outstanding throughout the period)



                                                  January 3, 1995
                           (commencement
                       of operations) to
                    September 30
                            1995
NET ASSET VALUE,
BEGINNING OF PERIOD                        $    8.50
INVESTMENT OPERATIONS   :
Net investment income(a)                                   .02
Net realized and unrealized
   gain     on investments      1.79
TOTAL FROM INVESTMENT
OPERATIONS
NET ASSET VALUE,
END OF PERIOD                 $    10.29
TOTAL INVESTMENT RETURN AT
NET ASSET VALUE (%)(b)(c)          21.06
NET ASSETS, END OF PERIOD
 (in thousands)                              $15,137
Ratio of expenses to
 average net assets (%) (a)(c)(d)               1.23
Ratio of net investment income
to average net assets (%)(a)(c)                  .86
Portfolio turnover (%)(c)   9.24

   Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of $0.02 per share.
(b) Total investment return assumes dividend reinvestment and does not reflect the effects of sales charges.
(c) Not annualized.
(d)  The ratio of expenses to average net assets for the
   period     ended September 30, 1995 includes amounts paid
through expense offset arrangements.

OBJECTIVE

Putnam International New Opportunities Fund seeks long-term capital appreciation. The fund is not intended to be a complete investment program, and there is no assurance that the fund will achieve its objective.

HOW THE FUND PURSUES ITS OBJECTIVE

The fund seeks to invest in companies that have above-average growth prospects due to the fundamental growth of their market sector. Under normal market conditions, the fund expects to invest substantially all of its total assets, other than cash or
short-term investments held pending investments   ,     in common
stocks, preferred stocks, convertible preferred stocks, convertible bonds and other equity securities principally traded in securities markets outside the United States. The fund will normally diversify its investments among a number of different countries and, except when investing for defensive purposes as described below, will invest at least 65% of its assets in at least three different countries other than the United States.

Putnam Investment Management, Inc., the fund's investment manager ("Putnam Management"), believes that different market sectors in different countries will experience different rates of growth depending on the state of economic development of each country. As a result, Putnam Management seeks to identify those market sectors which will experience above-average growth in three broad categories of economies: less developed economies, developing economies that have experienced sustained growth over the recent past, and mature economies. Within the identified growth sectors of each type of economy, Putnam Management seeks to invest in particular companies that offer above-average growth prospects. The sectors in which the fund will invest are likely to change over time and may include a variety of industries. Subject to the fund's investment restrictions, the fund may invest up to one-half of its assets in any one particular sector. The fund's emphasis on particular sectors may make the value of the fund's shares more susceptible to any single economic, political or regulatory development than the shares of an investment company which is more widely diversified. As a result, the value of the fund's shares may fluctuate more than the value of the shares of such an investment company. The fund may also invest a portion of its assets in market sectors other than those that Putnam Management believes will experience above-average growth if Putnam Management believes that such investments are consistent with the fund's investment objective of long-term capital appreciation.

The securities markets of less developed economies and of many developing economies are sometimes referred to as "emerging securities markets." Although the amount of the fund's assets invested in emerging securities markets will vary over time, Putnam Management currently expects that a substantial portion of the fund's assets will be invested in emerging securities markets. These markets are generally characterized by limited trading volume and greater volatility and, as a result, the fund may be subject to greater risks to the extent of its investments in such markets. For a discussion of these risks, see "Risk factors" below.

Companies in the fund's portfolio may include small, rapidly growing companies with equity market capitalizations of less than $1 billion. These companies may present greater opportunities for capital appreciation, but may also involve greater risk.
They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies. Because Putnam Management evaluates securities for the fund based on their long-term potential for capital appreciation, the fund's investments may not appreciate or yield significant income over the shorter term, and, as a result, the fund's total return over certain periods may be less than that of other equity mutual funds.

The fund invests primarily in common stocks and other equity securities, but may also invest up to 10% of its total assets in non-convertible debt securities if Putnam Management believes they would help achieve the fund's objective of long-term capital appreciation. The fund may invest in securities in the lower-rated categories. Securities in the lower-rated categories are considered to be predominantly speculative and may be in default.
See "Risk factors --    Investments in     fixed-income
securities." The fund may also hold a portion of its assets in cash or high-quality money market instruments.

Risk factors

Foreign investments

The fund may invest without limit in securities principally traded in foreign markets. Since foreign securities are normally denominated and traded in foreign currencies, the values of fund assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable with those in the United States.

The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than those in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of fund assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in certain foreign countries.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit investments in securities of certain issuers located in those foreign countries. Special tax considerations apply to foreign securities.

The risks described above, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the fund invests in issuers located in less developed and developing nations, whose securities markets are sometimes referred to as "emerging securities markets." Investments in securities located in such countries are speculative and subject to certain special risks. Political and economic structure in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies.


The currencies of certain emerging market countries have experienced a steady devaluation relative to the U.S. dollar, and continued devaluations may adversely affect the value of a fund's assets denominated in such currencies. Many emerging market companies have experienced substantial, and in some periods extremely high, rates of inflation for many years, and continued inflation may adversely affect the economies and securities markets of such countries.

In addition, unanticipated political or social developments may affect the values of the fund's investments in these countries and the availability to the fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to issuers located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

Putnam Management may engage in foreign currency exchange transactions to protect against uncertainty in the level of future exchange rates. Putnam Management may engage in foreign currency exchange transactions in connection with the purchase and sale of portfolio securities ("transaction hedging") and to protect the value of specific portfolio positions ("position hedging").

The fund may engage in transaction hedging to protect against a change in the foreign currency exchange rate between the date on which the fund contracts to purchase or sell the security and the settlement date, or to "lock in" the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate as part of its transaction hedging strategies. If conditions warrant, the fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and may purchase and sell foreign currency futures contracts as part of its transaction hedging strategies. A foreign currency forward contract is a negotiated agreement to exchange currency at a future time at a rate or rates that may be higher or lower than the spot rate. Foreign currency futures contracts are standardized exchange-traded contracts and have margin requirements. The fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies.

The fund may engage in "position hedging" to protect against the decline in the value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of the foreign currencies for securities which the fund intends to buy, when the fund holds cash reserves or short-term investments). For position hedging purposes, the fund may purchase or sell foreign currency futures contracts, foreign currency forward contracts, and put and call options on foreign currency futures contracts and on foreign currencies on exchanges or over-the-counter markets. In connection with position hedging, the fund may also purchase or sell foreign currencies on a spot basis.

The currencies of certain foreign countries are not widely traded, and as a result, foreign currency exchange transactions may not be available with respect to such currencies.

The fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times involve currencies other than those in which its portfolio securities are then denominated. Putnam Management will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for the fund. Cross hedging transactions by the fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

Hedging transactions involve costs and may result in losses. There is no assurance that appropriate foreign currency exchange transactions will be available with respect to all currencies in which the fund's investments may be denominated. The fund's ability to engage in hedging transactions may be limited by tax considerations. The fund's hedging transactions may affect the character or amount of its distributions.

A more detailed explanation of foreign investments, and the risks and special tax considerations associated with them, is included in the SAI.

Investments in fixed-income securities

Although the fund will invest primarily in common stocks, it may also invest in both higher-rated and lower-rated fixed-income securities, and is not subject to any restrictions based on credit ratings. The values of fixed-income securities generally fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund's fixed-income investments. Conversely, during periods of rising interest rates, the value of the fund's fixed-income investments will generally decline. The values of lower-rated fixed-income securities, commonly known as "junk bonds," generally fluctuate more than those of higher-rated fixed-income securities. Securities in the lower rating categories may, depending on the rating, have large uncertainties or major risk exposure to adverse conditions, and may include securities in default. The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the SAI.

The lower ratings of these securities reflect a greater possibility that adverse changes in the financial condition of their issuers, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal. In addition, under such circumstances the values of such securities may be more volatile, and the markets for such securities may be less liquid, than those for higher-rated securities, and the fund may as a result find it more difficult to determine the fair value of such securities. When the fund invests in securities in the lower rating categories, the achievement of the fund's goals is more dependent on Putnam Management's ability than would be the case if the fund were investing in securities in the higher rating categories.

For additional information concerning the risks associated with investment by the fund in securities in the lower rating categories, see the SAI.

Portfolio turnover

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense to the fund, including brokerage commissions or dealer markups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. While it is impossible to predict portfolio turnover rates, Putnam Management believes that such rate will not exceed 200%. The portfolio turnover rate for the fund's first fiscal period is shown in the section "Financial highlights."

Financial futures and related options

The fund may buy and sell financial futures contracts on stock indexes and foreign currencies. A futures contract is a contract to buy or sell units of a particular stock index, or a certain amount of a foreign currency, at an agreed price on a specified future date. Depending on the change in value of the index or currency between the time the fund enters into and terminates a futures contract, the fund realizes a gain or loss. In addition to or as an alternative to purchasing or selling futures contracts, the fund may buy and sell call and put options on futures contracts or on stock indexes. The fund may engage in financial futures and options transactions for hedging purposes and for non-hedging purposes, such as to earn additional income to adjust its exposure to relevant markets.

The use of futures and options includes certain special risks.
Futures and options transactions involve costs and may result in losses.

Certain risks arise because of the possibility of imperfect correlations between movements in the prices of financial futures and options and movements in the prices of the underlying stock index or currency or of the securities or currencies which are the subject of the hedge. The successful use of futures and options further depends on Putnam Management's ability to forecast market movements correctly.

Other risks arise from the potential inability to close out futures or options positions. There can be no assurance that a liquid secondary market will exist for any futures contract or option at a particular time. The fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. The use of futures and options on futures for purposes other than hedging entails greater risks. Because the markets for options and futures on foreign currencies are relatively new and still developing, the fund's ability to engage in such transactions may be limited. Certain provisions of the Internal Revenue Code and certain regulatory requirements may also limit the fund's ability to engage in futures and options transactions.

A more detailed explanation of futures and options transactions, including the risks associated with them, is included in the SAI.

Options. The fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, the fund takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund may also buy and sell put and call options for hedging
purposes.   From time to time, the fund may also buy and sell
combinations of put and call options on the same underlying security to earn additional income. The aggregate value of the securities underlying the options may not exceed 25% of fund assets. The use of these strategies may be limited by applicable law.

A more detailed explanation of options transactions, including the risks associated with them, is included in the SAI.

Securities loans, repurchase agreements and forward commitments

The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk to the fund if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

Defensive strategies

At times Putnam Management may judge that conditions in the securities markets make pursuing the basic investment strategy of the fund inconsistent with the best interests of the fund's shareholders. At such times Putnam Management may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the fund's assets. In implementing these "defensive" strategies, the fund may invest without limit in cash or money market instruments, preferred stocks, debt securities issued by the U.S. government or any foreign government or their agencies or instrumentalities, or in any other securities Putnam Management considers consistent with such defensive strategies. In addition, when pursuing such defensive strategies, the fund may invest without limit in securities primarily traded in U.S. markets. It is impossible to predict when, or for how long, the fund will use these alternative strategies.

Diversification

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that with respect to 75% of its total assets the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of the fund's total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, the fund will be subject to an increased risk of loss if the market value of such issuer's securities declines.

Derivatives

Certain of the instruments in which the fund will invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or an index. Although the fund may use derivatives for purposes other than hedging, such as to earn additional income, the fund does not consider its use of derivatives for such purposes to be speculative because it expects, whenever appropriate, to either cover its positions or segregate assets sufficient to pay any potential liabilities resulting from such investments. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

Limiting investment risk

Specific investment restrictions help the fund limit investment risks for its shareholders. These restrictions prohibit the fund, with respect to 75% of its total assets, from acquiring more than 10% of the voting securities of any, issuer.* They also prohibit the fund from investing more than:

(a) with respect to 75% of its total assets, 5% of its total assets in securities of any one issuer (other than the U.S.
government);*

(b) 25% of its total assets in any one industry;* or

(c) 15% of its net assets in any combination of securities that are not readily marketable, in securities restricted as to resale (excluding securities determined by the Trust's Trustees (or the person designated by the Trust's Trustees to make such determinations) to be readily marketable), and in repurchase agreements maturing in more than seven days.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and the fund's other fundamental investment policies. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policies without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

The fund's investment performance may from time to time be included in advertisements about the fund. "Total return" for the one-, five- and ten-year periods (or for the life of
   the     class    A shares of the fund    , if shorter) through
the most recent calendar quarter represents the average annual compounded rate of return on an investment of $1,000 in the fund
invested at the maximum public offering price       .  Total
return may also be presented for other periods or based on investment at reduced sales charge levels. Any quotation of investment performance not reflecting the maximum initial sales
charge         would be reduced if the sales charge were used.

All data are based on past investment results and do not predict future performance.

Investment performance, which will vary, is based on many factors, including market conditions, the composition of the fund's portfolio, the fund's operating expenses and which class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. The fund's performance may be
compared to that of various indexes.  See the SAI.     Because
shares sold through eligible defined contribution plans are sold without a sales charge, quotations of investment performance reflecting the deduction of a sales charge will be lower than the actual investment performance on shares purchased through such plans.

HOW THE FUND IS MANAGED

The Trustees of the Trust are responsible for generally overseeing the conduct of the Trust's business. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays a quarterly fee to Putnam Management based on the average net assets of the fund, as determined at the close of each business day during the quarter, at the annual rate, expressed as a percentage of the fund's average net assets, of 1.20% of the first $500 million, 1.10% of the next $500 million, 1.05% of the next $500 million, 1.00% of the next $5 billion, 0.975% of the next $5 billion, 0.955% of the next $5 billion, 0.94% of the next $5 billion, and 0.93% thereafter.

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the fund's portfolio since the year stated below:

                                   Business experience
                         Year      (at least 5 years)

Justin M. Scott          1995      Employed as an investment
Managing Director                  professional by Putnam
                                   Management since 1988.

The fund pays all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans (which are in turn allocated to the relevant class of shares). Expenses of the Trust directly charged or attributable to the fund will be paid from the assets of the fund. General expenses of the Trust will be allocated among and charged to the assets of the fund and any other portfolio of the Trust on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of the fund or the nature of the services performed and relative applicability to the fund and other portfolios of the Trust. The fund also reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of the fund's securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of shares of the fund (and, if permitted by law, of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam International New Opportunities Fund is a series of Putnam Investment Funds, a Massachusetts business trust organized on October 31, 1994. A copy of the Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to January 6, 1995, the Trust was known as Putnam Equity Funds.

The Trust is an open-end, diversified, management investment company with an unlimited number of authorized shares of beneficial interest. Shares of the Trust may be divided without shareholder approval into two or more series of shares representing separate investment portfolios and are currently divided into eleven series of shares.

Any such series of shares may be further divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. The fund's shares are currently divided
into three classes.  Only the fund's class A        shares are
offered by this prospectus.  The fund         also    offers
other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of the fund and of each other series of the Trust vote together as a single class except when otherwise required by law or as determined by the Trustees. Shares of the fund are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than a minimum amount set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The Trust's Trustees: George Putnam,* Chairman. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; William F. Pounds, Vice Chairman. Professor of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; Jameson Adkins Baxter, President, Baxter Associates, Inc.; Hans H. Estin, Vice Chairman, North American Management Corp.; John A. Hill, Principal and Managing Director, First Reserve Corporation; Elizabeth T. Kennan, President Emeritus and Professor, Mount Holyoke College; Lawrence J. Lasser,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; Robert E. Patterson, Executive Vice President, Cabot Partners Limited Partnership; Donald S. Perkins,* Director of various corporations, including AT&T,
   Cummins Engine Company, Inc., Spring Industries Inc.     and
Time Warner Inc.; George Putnam, III,* President, New Generation Research, Inc.; Eli Shapiro, Alfred P. Sloan Professor of Management, Emeritus, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; A.J.C. Smith,* Chairman, Chief Executive Officer and Director, Marsh & McLennan Companies, Inc.; and W. Nicholas Thorndike, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Massachusetts General Hospital and Eastern Utilities Associates. The Trust's Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the Trust, Putnam Management or Putnam Mutual Funds.

About Your Investment


HOW TO BUY SHARES

   All orders to purchase     shares    must be made     through
   your employer's defined contribution plan. For more information about how to purchase shares of the fund through your employer's plan or limitations on the amount that may be purchased, please consult your employer. Shares are sold to eligible defined contribution plans at the net asset value per
share next determined after receipt of an order by     Putnam
Mutual Funds   .  Orders must be received by     Putnam Mutual
Funds    before the close of regular trading on the New York
Stock Exchange             in order to receive that day's
net asset value    .  In order to be eligible to
purchase   shares at     net asset value   , defined contribution
plans must initially invest at least $1 million or have at least 200 eligible employees. Defined contribution plans participating
in a "multi-fund" program approved by     Putnam Mutual Funds
   may include amounts invested in other mutual funds participating in such program for purposes of determining whether
the plan may purchase             class A shares    at     net
asset value.     Eligible plans may make additional investments
of any amount at any time. To eliminate the need for safekeeping, the fund will not issue certificates for your shares.

   On sales at net asset value to a     participant-directed
   qualified retirement plan initially investing less than $20 million in Putnam funds and other investments managed by Putnam
Management or its affiliates (including a plan     with at least
200 eligible employees   ),            Putnam Mutual Funds
        pays         commissions    based on a plan's
cumulative purchases during the one-year period beginning with the date of the initial purchase at net asset value. Each subsequent one-year measuring period for these purposes will begin with the first net asset value purchase following the end of the prior period. Such commissions are paid at the rate of
1.00% of the         first $2 million, 0.80% of the next $1
million and 0.50% thereafter. On sales at net asset value to all other participant-directed qualified retirement plans, Putnam Mutual Funds pays commissions on the initial investment and on subsequent net quarterly sales at the rate of 0.15%.
Putnam Mutual Funds will from time to time, at its expense, provide additional promotional incentives or payments to dealers that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

DISTRIBUTION    PLAN

        The class A plan provides for payments by the fund to Putnam Mutual Funds at the annual rate of up to 0.35% of average net assets attributable to class A shares. The Trustees currently limit payments under the class A plan to the annual rate of 0.25% of such assets.

Putnam Mutual Funds makes quarterly payments to qualifying dealers (including, for this purpose, certain financial institutions) to compensate them for services provided in connection with sales of class A shares and the maintenance of shareholder accounts. The payments are based on the average net asset value of class A shares attributable to shareholders for whom the dealers are designated as the dealer of record.

This calculation excludes until one year after purchase shares purchased at net asset value, known as "NAV shares," by shareholders investing $1 million or more. Also excluded until one year after purchase are NAV shares purchased by participant-directed qualified retirement plans with at least 200 eligible employees. NAV shares are not subject to the one-year exclusion provision in cases where certain shareholders who invested $1 million or more have made arrangements with Putnam Mutual Funds and the dealer of record waived the sales commission.
Except as stated below, Putnam Mutual Funds makes the quarterly payments at the annual rate of 0.25% of such average net asset value for class A shares (including shares acquired through reinvestment of distributions).

For participant-directed qualified retirement plans initially investing less than $20 million in Putnam funds and other investments managed by Putnam Management or its affiliates, Putnam Mutual Funds' payments to qualifying dealers on NAV shares are 100% of the rate stated above if average plan assets in Putnam funds (excluding money market funds) during the quarter are less than $20 million, 60% of the stated rate if average plan assets are at least $20 million but under $30 million, and 40% of the stated rate if average plan assets are $30 million or more.

For all other participant-directed qualified retirement plans purchasing NAV shares, Putnam Mutual Funds makes quarterly payments to qualifying dealers at the annual rate of 0.10% of the average net asset value of such shares.


        Payments under the    plan     are intended to compensate
Putnam Mutual Funds for services provided and expenses incurred by it as principal underwriter of fund shares, including the payments to dealers mentioned above. Putnam Mutual Funds may suspend or modify such payments to dealers.

The payments are also subject to the continuation of the distribution plan, the terms of service agreements between dealers and Putnam Mutual Funds, and any applicable limits imposed by the National Association of Securities Dealers, Inc.

HOW TO SELL SHARES

   Subject to any restrictions imposed by your employer's plan,
you     can sell your shares    through the plan     to the fund
any day the New York Stock Exchange is open   .  For more
information about how to sell shares of     the fund
through your    employer's plan, including any charges that may
be imposed by the plan, please consult with your employer.

   Your plan administrator must send     a signed letter of
instruction         to Putnam Investor Services       .  The
price you will receive is the next net asset value calculated
after the fund receives your request in proper form    .  All
requests must be received by the fund prior to the close of
regular trading on the New York Stock Exchange in     order to
receive that day's net asset value   .  If your plan
sells            shares having a net asset value of $100,000 or
more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

The fund generally    provides     payment for    redeemed
shares the business day after    the     request is received.
Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by
federal securities law.     The fund will only redeem shares for
which it has received payment.

HOW TO EXCHANGE SHARES

   Subject to any restrictions contained in your plan, you
can exchange your shares for shares of         other Putnam funds
   available through your plan     at net asset value    .
Contact your plan administrator or     Putnam    Investor
Services on how to             exchange your shares   or how to
obtain     prospectuses of other Putnam funds   in which you may
invest    .

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of the fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

The fund calculates the net asset value of a share of each class by dividing the total value of its assets, less liabilities, by the number of its shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange each day the exchange is open.

    Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX INFORMATION

The fund distributes any net investment income and any net realized capital gains at least annually. Distributions from net investment income, if any, are expected to be small.
Distributions from capital gains are made after applying any available capital loss carryovers.

   The terms of your plan will govern how your plan may receive distributions from the fund. Generally, periodic distributions
from the fund to your plan are reinvested     in additional
   fund shares, although your plan may permit you to receive
fund             distributions from net investment income in cash
while reinvesting         capital gains distributions in
additional shares    or to receive             all    fund
distributions in cash.     If another     option    is not
selected    , all distributions will be reinvested   in
additional fund shares.

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other
requirements    that are     necessary for it to be relieved of
federal taxes on income and gains it distributes        .  The
fund will distribute substantially all of its ordinary income and
capital gain net income on a current basis.     Generally,
fund distributions    are     taxable         as ordinary income,
except that any distributions of net long-term capital gains will
be    taxed     as such   .  However, distributions by the fund
to employer-sponsored defined contribution plans that qualify for tax-exempt treatment under federal income tax laws will not
be taxable    .  Special tax rules apply to investments
through    such plans.  You should consult your tax adviser to
determine the suitability of the fund as an investment through
such a plan and the tax treatment             of distributions
   (including distributions of amounts attributable to an investment in the fund) from such a plan.

Fund transactions in foreign currencies and hedging activities will likely produce a difference between book income and taxable income. This difference may cause a portion of the fund's income distributions to constitute a return of capital for tax purposes or require the fund to make distributions exceeding book income to qualify as a regulated investment company for tax purposes.


The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for state and local taxes).

About Putnam Investments, Inc.

Putnam Management has been managing mutual funds since 1937. Putnam Mutual Funds is the principal underwriter of the fund and
of other Putnam funds.     Putnam Defined Contribution Plans is a
division of Putnam Mutual Funds.      Putnam Fiduciary Trust
Company is the fund's custodian. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the fund's investor servicing and transfer agent.

Putnam Management, Putnam Mutual Funds, and Putnam Fiduciary
Trust Company are    located at One Post Office Square, Boston,
Massachusetts  02109 are     subsidiaries of Putnam Investments,
Inc., which is wholly owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.